                                                                    Exhibit 10.1

                                4,500,000 SHARES

                          HITTITE MICROWAVE CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                   July 21, 2005
LEHMAN BROTHERS INC.
NEEDHAM & COMPANY, LLC
PIPER JAFFRAY & CO.
THOMAS WEISEL PARTNERS LLC
   As Representatives of the several
   Underwriters listed in SCHEDULE 1 hereto, c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

     Hittite Microwave Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell 2,700,000 shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK") to the several Underwriters listed in
SCHEDULE 1 hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), and certain stockholders of the Company named in SCHEDULE 2 hereto (each, a "SELLING STOCKHOLDER" and collectively, the "SELLING STOCKHOLDERS") propose severally to sell an aggregate of 1,800,000 shares of Common Stock (such 4,500,000 shares of Common Stock being hereinafter referred to as the "FIRM SHARES") to the Underwriters. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 675,000 shares of Common Stock on the terms and for the purposes set forth in
Section 3 (the "OPTION SHARES"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "SHARES." This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Stockholders by the Underwriters.

     SECTION 1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1, and amendments thereto, with respect to the Shares have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the United States Securities and Exchange Commission (the "COMMISSION") thereunder, (ii) been filed with the

Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "PROSPECTUS" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement and any amendment thereto does not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and each Delivery Date (as defined below), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation, warranty or agreement is made as to information contained in or omitted from the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (c) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, condition (financial or otherwise), stockholders' equity, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. None of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Prospectus. All of the Company's options, warrants and other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares for any foreign subsidiaries) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for the security interest granted in connection with the credit facility as described in the Prospectus. None of such securities were issued in violation of preemptive or other similar rights arising by operation of law, under the charter and bylaws of the Company or any of its subsidiaries or under any agreement to which the Company or any of its subsidiaries is a party or otherwise.

          (e) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Shares will conform to the descriptions thereof contained in the Prospectus. Upon payment for and delivery of the Shares to be sold by the Company pursuant to this Agreement, the Underwriters will acquire good and valid title to such Shares, in each case free and clear of all liens, encumbrances, equities, preemptive rights, subscription rights, other rights to purchase, voting or transfer restrictions and other similar claims.

          (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

          (g) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (the "TRANSACTIONS") will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any material lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or (iii) result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, the rules of the Nasdaq Stock Market, Inc. and the rules of the National Association of Securities Dealers, Inc. ("NASD"), no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement or any of the other documents to be entered into by the Company in connection with the Transactions, the compliance by the Company with all of the applicable provisions of this Agreement, and the consummation by the Company of the Transactions, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made.

          (h) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by the Company under the Securities Act. The holders of outstanding shares of the Company's capital stock are not entitled to preemptive or other rights to subscribe for the Shares to be sold by the Company pursuant to this Agreement nor, to the Company's knowledge, the Shares to be sold by the Selling Stockholders pursuant to this Agreement. Except as disclosed in the Prospectus, upon completion of the offering, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, the Company will be outstanding (other than securities that may be granted by the Company after July 15, 2005 pursuant to the Company's 2005 Stock Incentive Plan).

          (i) The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, or Regulations D or S, under the Securities Act, other than shares issued pursuant to employee benefit plans, equity plans or other employee compensation plans, or pursuant to outstanding options, rights or warrants.

          (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock (other than (i) shares issued pursuant to employee benefit plans, equity plans or other employee compensation plans, each of which plans is described in the Prospectus, (ii) the repurchase by the Company of 5,000 shares of Common Stock that occurred on or about June 24, 2005 and (iii) repurchases of shares of Common Stock issued to or held by employees of the Company pursuant to the terms of employee stock repurchase agreements providing for the Company's right of first refusal thereunder) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (k) Neither the Company nor any of its subsidiaries has any off-balance sheet arrangement (as defined in Item 303(a)(4) of Regulation S-K) or material liability of any nature (matured or not matured, fixed or contingent) to, or any financial interest in, any third party or unconsolidated entity other than as set forth in the Prospectus. The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The pro forma financial information included in the Registration Statement and Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and Regulations and the official pronouncements, if any, of the Emerging Issues Task Force, and includes all adjustments necessary to present fairly the pro forma financial position of the Company presented therein at the date indicated and the results of its operations for the respective periods specified. The other financial and accounting data, operating data and statistical information and data that is financial in nature included in the Prospectus is presented fairly and has been prepared on a basis consistent in all material respects with the financial statements filed as part of the Registration Statement and included in the Prospectus and the books and records of the Company.

          (l) PricewaterhouseCoopers LLP, whose report on certain financial statements of the Company is included in the Prospectus, are and have been independent public accountants as required by the Securities Act and the Rules and Regulations during the period covered by the financial statements on which they reported. Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act (to the extent applicable to the Company), PricewaterhouseCoopers LLP has not engaged in any "prohibited activities" (as defined in Section 10A of the Exchange Act) on behalf of the Company.

          (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except (i) such as are described in the Prospectus or (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (n) The Company and each of its subsidiaries have all material permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own their properties and to conduct their businesses in the manner described in the Prospectus; each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits.

          (o) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, and all policies of insurance insuring the Company and each of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects.

          (p) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject; and, to the best of the Company's knowledge, no such proceeding is threatened or contemplated by governmental authorities or threatened by others. The statements contained in the Prospectus under the captions "Risk Factors--If we fail to comply with export control regulations we could be subject to substantial fines, or other sanctions" and "Business--Litigation" constitute a fair and accurate summary in all material respects of the subject matter thereof.

          (q) The Company and each of its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, inventions, trade secrets, trademarks, service marks, trade names, domain names, trademark registrations, service mark registrations, copyrights, know-how, manufacturing processes, formulae, licenses and other rights (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses as now conducted and as proposed to be conducted as described in the Prospectus; and the expected expiration of any Intellectual Property would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of any claim of any such infringement or violation that would require disclosure in the Prospectus. Except as described in the Prospectus, no action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the Company's knowledge, is threatened, that involves the Intellectual Property. The Intellectual Property of the Company and each of its subsidiaries does not infringe or conflict with any right or valid and enforceable patent of any third party, or any discovery, invention, product or process which is the subject of a valid patent application filed by any third party of which the Company is aware. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is a party to any contract that restricts or impairs the use of any Intellectual Property in a manner that would reasonably be expected to have a Material Adverse Effect. The security measures taken and the protection afforded by the Company and each of its subsidiaries to its trade secrets and other material non-patented technology are substantially similar to the security measures taken and the protection afforded by similarly situated companies in the Company's industry. Except as disclosed in the Prospectus, to the Company's knowledge, no person is infringing or violating the Company's rights with respect to the Intellectual Property.

          (r) There are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the Prospectus or filed as exhibits to the Registration Statement.

          (s) No relationship, direct or indirect, exists between or among the Company or any subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that is required to be described in the Prospectus that is not so described. Since the date on which the Registration Statement was first filed with the Commission, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

          (t) No material labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

          (u) The Company and each of its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "REPORTABLE EVENT" (as defined in ERISA) has occurred with respect to any "PENSION PLAN" (as defined in ERISA) for which the Company and each of its subsidiaries would be reasonably likely to have any liability; the Company and each of its subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "PENSION PLAN" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "PENSION PLAN" for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

          (v) The Company and each of its subsidiaries have filed all foreign, federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon (except such taxes as the Company or any of its subsidiaries is challenging in good faith), except where the failure to file any such return or to pay any such tax would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material Adverse Effect.

          (w) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than shares or stock options issued or granted pursuant to employee benefit plans, equity plans or other employee compensation plans, or pursuant to outstanding options, rights or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock. The cash dividend in the aggregate amount of approximately $34.2 million payable immediately prior to the First Delivery Date (A) has been duly and validly authorized by all necessary corporate action on the part of the Company and its stockholders, (B) has not resulted and will not result in a breach or violation of the terms or provisions of any material agreement, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (C) has not resulted and will not result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries and (D) has not resulted and will not result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets. The Prospectus contains a fair and accurate summary in all material respects of such cash dividend under the heading "Dividend Policy."

          (x) The Company and each of its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls that provides reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization, (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and (E) material information related to such controls is reported or otherwise made known to the Company's Chief Executive Officer and Chief Financial Officer.

          (y) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or bylaws (or similar organizational documents), (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
(iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets is subject, except in the case of clause (ii) or (iii) for such violations, defaults and events as would not have a Material Adverse Effect.

          (z) Neither the Company nor any of its subsidiaries, nor any director, officer, employee or agent of the Company or any of its subsidiaries or any stockholder thereof acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (aa) The Company and each of its subsidiaries (i) are, and at all prior times were, in compliance with any and all applicable foreign, federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of any actual or potential liability under Environmental Laws for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of

1980, as amended, or any other similar Environmental Law, except with respect to any matters, individually or in the aggregate, that would not have a Material Adverse Effect. Except as described in the Prospectus, (i) none of the Company and its subsidiaries is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which the Company believes no monetary penalties of $100,000 or more will be imposed, and (ii) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

          (bb) Neither the Company nor any of its subsidiaries is, nor, as of the applicable Delivery Date (as defined below) and after giving effect to the Transactions and the application of the net proceeds therefrom as described in the Prospectus, will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (cc) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

          (dd) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries audited by PricewaterhouseCoopers LLP and reviewed by the audit committee of the board of directors of the Company, the Company has not been advised of and is not aware of (i) any significant deficiency or material weaknesses in the design or operation of internal control over financial reporting that is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

          (ee) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by PricewaterhouseCoopers LLP, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (ff) The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, including the rules and regulations of the Commission promulgated thereunder, and as of the date hereof, the Company is aware of no reason that its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2005 would not be accompanied by the certifications required to be filed or submitted by the Company's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

          (gg) To the extent permitted by the terms of any option issued under the Company's Amended and Restated 1996 Stock Option Plan or 2005 Stock Incentive Plan (collectively, the "PLANS"), the Company (i) has exercised its right to cause the holder of such option, or any shares of Common Stock issued under such option, as the case may be, to be bound not to engage in any of the transactions prohibited by the terms of the Lock-up Letter (as defined in Section 6(j) below) for a period of 180 days after the date of the Prospectus (the "PLAN LOCK-UP") and (ii) has imposed a stop-transfer instruction with the Company's transfer agent with respect to the Plan Lock-up.

          (hh) Except as disclosed in the Prospectus, the holders of at least 98% of the outstanding shares of the Company's capital stock as of the date hereof, including securities convertible into or exercisable or exchangeable for shares of capital stock as of the date hereof, have executed Lock-up Letters (as described in Section 6(j)).

          (ii) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus and the Prospectus.

          (jj) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (kk) The Shares have been approved for quotation, subject to notice of issuance, on The Nasdaq National Market.

     SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents, warrants and agrees that:

          (a) The Selling Stockholder has, and immediately prior to the First Delivery Date the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims (except such as may arise under this Agreement, the Custody Agreement and the Power of Attorney, each as defined below); and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

          (b) The Selling Stockholder has placed in custody under a custody agreement (the "CUSTODY AGREEMENT" and, together with all other similar agreements executed by the other Selling Stockholders, the "CUSTODY AGREEMENTS") with the Company, as custodian (the "CUSTODIAN"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the Shares to be sold by the Selling Stockholder hereunder.

          (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "POWER OF ATTORNEY" and, together with all other similar agreements executed by the other Selling Stockholders, the "POWERS OF ATTORNEY") appointing Stephen G. Daly and William W. Boecke, or either of them, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

          (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder, the compliance by the Selling Stockholder with all of the applicable provisions of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, except where such breach, violation or default would not adversely affect the Selling Stockholder's ability to perform its obligations under this Agreement, the Power of Attorney and the Custody Agreement, (ii) if the Selling Stockholder is not a natural person, result in any violation of the provisions of the charter or bylaws, articles of partnership, deed of trust or other organization documents of the Selling Stockholder or (iii) result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, the rules of the Nasdaq Stock Market, Inc. or the rules of the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder, the compliance by the Selling Stockholder with all of the applicable provisions of this Agreement, the Power of

Attorney and the Custody Agreement, and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made.

          (e) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) The Selling Stockholder is not prompted to sell the Shares by any information concerning the Company that is not set forth in the Registration Statement and the Prospectus.

          (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (h) This Agreement has been duly authorized (if applicable), executed and delivered by or on behalf of the Selling Stockholder.

     SECTION 3. PURCHASE OF THE SHARES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 2,700,000 shares of the Firm Shares, and each Selling Stockholder hereby agrees to sell the number of shares of the Firm Shares set forth opposite its name in SCHEDULE 2 hereto, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set forth opposite that Underwriter's name in SCHEDULE 1 hereto. Each Underwriter shall be obligated to purchase from the Company and from each Selling Stockholder that number of Firm Shares obtained by multiplying 2,700,000 Firm Shares, in the case of the Company, and the number of Firm Shares set forth opposite the name of such Selling Stockholder in SCHEDULE 2 hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE 1 hereto and the denominator of which is the total number of Firm Shares. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

In addition, the Company grants to the Underwriters an option to purchase up to 675,000 shares of Option Shares. Such option is granted for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof.

Shares of Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Shares set forth opposite the name of such Underwriters in SCHEDULE 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts.

The price of both the Firm Shares and any Option Shares shall be $15.81 per share.

The Company and the Selling Stockholders shall not be obligated to deliver any of the Shares to be delivered on any Delivery Date, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

     SECTION 4. OFFERING OF SHARES BY THE UNDERWRITERS. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     SECTION 5. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "FIRST DELIVERY DATE." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Selling Stockholders shall make the certificates representing the Firm Shares available for inspection by the Representatives in Boston, Massachusetts, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Shares as to which the option is being exercised, the names in which the shares of Option Shares are to be registered, the denominations in which the shares of Option Shares are to be issued and the date and time, as determined by the Representatives, when the shares of Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Shares are delivered are sometimes referred to as a "SUBSEQUENT DELIVERY DATE" and the First Delivery Date and any Subsequent Delivery Date are sometimes each referred to as a "DELIVERY DATE". Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this
Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on each such Subsequent Delivery Date. On each such Subsequent Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered the certificates representing the Option Shares to be purchased on such Subsequent Delivery Date to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company and the Selling Stockholders shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to each such Subsequent Delivery Date.

     SECTION 6.   FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and file such amendment or supplement to the Prospectus and to furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters to allow the Representatives and their counsel a reasonable period of time to review and comment thereon prior to filing and not to file any such amendment or supplement to which the Representatives reasonably object;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the Common Stock may be listed or quoted pursuant to requirements of or agreements with such exchange or automatic quotation system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, other than documents filed by the Company with the Commission and available electronically through the Commission's EDGAR system (or any successor system);

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction to which it is not otherwise subject;

          (i) For a period of 180 days from the date of the Prospectus (the "LOCK-UP PERIOD"), not to, directly or indirectly: (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Shares and shares issued or issuable pursuant to any of the Plans or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than pursuant to any of the Plans); (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock (other than the Shares and shares issued or issuable pursuant to any of the Plans or pursuant to currently outstanding options, warrants or rights), whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; (iii) file or cause to be filed a registration statement with respect to any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement or statements on Form S-8 relating to the Plans); or (iv) publicly disclose the intention to do any of the acts prohibited by the foregoing, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; PROVIDED, HOWEVER, that, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or discloses, through a press release or the filing of a Current Report on Form 8-K, the occurrence of a material event relating to the Company, or Lehman Brothers, Inc., on behalf of the Underwriters, shall notify the Company in writing that, in its reasonable judgment, a material event relating to the Company has occurred, or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will issue an earnings release during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions described in this Section 6(i) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc., on behalf of the

Underwriters, waives, in writing, such extension; PROVIDED FURTHER, HOWEVER, that the restrictions described in this Section 6(i) shall automatically terminate in the event that the Company issues any shares of Common Stock or securities convertible into or exchangeable for Common Stock in an equity or debt offering led or managed by any of the Representatives;

          (j) To use its commercially reasonable efforts to cause each stockholder, officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form previously provided to counsel for the Company (the "LOCK-UP LETTER"), pursuant to which each such person shall agree, subject to certain exceptions in the Lock-up Letter, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters;

          (k) To apply to have the Shares listed for quotation on The Nasdaq National Market, and to use its best efforts to complete that application, subject only to official notice of issuance, prior to the First Delivery Date;

          (l) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

          (m) To take such steps within its power as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) To enforce the terms of the Plan Lock-up with each of its directors, officers and stockholders and each person who acquires shares of Common Stock before the expiration of such Plan Lock-up pursuant to the exercise of any option or right granted under the Plans, except as otherwise permitted with the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; and, unless otherwise instructed by Lehman Brothers Inc., to issue and impose a stop-transfer instruction with the Company's transfer agent with respect to the Plan Lock-up.

          The Company further acknowledges and agrees that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering of the Shares that differ from the views of the Underwriters' respective investment bankers. The Company acknowledges that each of the Underwriters is a full-service securities firm and, as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.

     SECTION 7. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees:

          (a) To comply with the terms and conditions of the Lock-up Letter between such Selling Stockholder and the Representatives;

          (b) That the Shares to be sold by the Selling Stockholder hereunder which are represented by the certificates held in custody for the Selling Stockholder are subject to the interest of the Underwriters and the other Selling Stockholders hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event; and

          (c) To deliver to the Representatives prior to the First Delivery Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

     SECTION 8. EXPENSES. Except as otherwise agreed to in writing by the Company and Lehman Brothers Inc. on behalf of the Representatives, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the Transactions, including: (a) the costs incident to the authorization, issuance, sale and delivery of the Shares being sold by it hereunder and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the Agreement Between U.S. Underwriters and International Managers, any Supplemental Agreement Among U.S. Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the fees and expenses of the Custodian and any attorney-in-fact and the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; (f) the filing fees incident to securing the review by the NASD of the terms of sale of the Shares (including related fees and expenses of counsel to the Underwriters incurred in connection with such review, not in excess, in the aggregate, of $10,000); (g) any applicable listing, quotation or other fees; (h) the fees and expenses (not in excess, in the aggregate, of $10,000) of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; PROVIDED, HOWEVER, that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares that they may sell and the expenses of advertising any offering of the Shares made by the Underwriters. Except as otherwise agreed to by the Company and the Selling Stockholders, the fees and expenses of the Selling Stockholders shall be paid in the manner set forth in that certain Registration Rights Agreement made as of November 20, 2000 by and among the Company and certain of its stockholders.

     SECTION 9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of such Underwriter or Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, is material or omits to state a fact that, in the opinion of such Underwriter or such counsel, is material or is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Transactions shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Foley Hoag LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, is duly registered to do business as a foreign corporation in the Commonwealth of Massachusetts and has all corporate power and authority necessary to own or hold its properties and conduct its businesses as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Description of Capital Stock - General Matters," and all of the issued and outstanding shares of capital stock of the Company (excluding the Shares being delivered by the Company on such Delivery Date to the Underwriters hereunder) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

                  (iii) The Shares being delivered by the Company on such Delivery Date to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable;

                  (iv) Except as described in the Prospectus and except for such rights as have been waived, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's certificate of incorporation or bylaws or any agreement or other instrument known to such counsel and to which the Company is a party;

                  (v) To such counsel's knowledge and except for the matters described in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company is a party or of which any property or assets of the Company is the subject which, if determined adversely to the Company, would be reasonably likely to have a Material Adverse Effect;

                  (vi) The Registration Statement and any Rule 462(b) Registration Statement were declared effective under the Securities Act as of the date or dates specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                  (vii) The Registration Statement, as of its effective date, and the Prospectus, as of its filing date, and any amendments or supplements thereto made by the Company prior to such Delivery Date, as of their respective effective or filing dates (except in each case for the financial statements, the notes thereto, the financial schedules and the financial, accounting and statistical data and information derived therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                  (viii) The statements contained in the Prospectus under the captions "Risk Factors - If we fail to comply with government contracting regulations, we could suffer a loss of revenue or incur price adjustments or other penalties", "Risk Factors - If we fail to comply with environmental regulations we could be subject to substantial fines or be required to suspend production, alter manufacturing processes or cease operations," the first three sentences of the third paragraph of Management's Discussion and Analysis of Financial Condition and Results of Operations - Recent Accounting Pronouncements", "Business - Government Regulation - Export regulations", "Business - Government Regulation - Government contracting regulations", "Management - Liability Limitations and Indemnification", "Description of Capital Stock" and the statements contained in Item 14 of the Registration Statement, insofar as they describe federal or state statutes, rules and regulations, constitute a fair summary thereof in all material respects, and the opinion of such counsel filed as Exhibit 5.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them;

                  (ix) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed;

                  (x) This Agreement has been duly authorized, executed and delivered by the Company;

                  (xi) The issuance and sale of the Shares being delivered on such Delivery Date by the Company pursuant to this Agreement, the execution, delivery and performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any material violation of any statute, order, rule or regulation known to such counsel of any federal or Massachusetts court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, the rules of the Nasdaq Stock Market, Inc. and the rules of the NASD, no consent, approval, authorization or order of, or filing or registration with, any such federal or Massachusetts court or governmental agency or body is required for the execution, delivery and performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications as have been obtained or made;

                  (xii) Except for the statements contained in the Prospectus under the heading "Description of Capital Stock--Registration Rights," to such counsel's knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                  (xiii) The Company is not, and after giving effect to the Transactions and the application of the net proceeds from the Shares being sold by the Company as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (xiv) The cash dividend in the aggregate amount of approximately $34.2 million payable immediately prior to the First Delivery Date (as defined below) (A) has been duly and validly authorized by all necessary corporate action on the part of the Company and its stockholders, (B) has not resulted and will not result in a breach or violation of any of the terms or provisions of any agreement, license or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject and that is filed as an exhibit to the Registration Statement, except for such breaches and violations as have been validly waived,
          (C) has not resulted and will not result in any violation of the provisions of the charter or bylaws of the Company, (D) to such counsel's knowledge has not resulted and will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets. The Prospectus contains a fair and accurate summary in all material respects of such cash dividend under the heading "Dividend Policy."

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware, that it is subject to such assumptions, limitations and qualifications as are stated therein, and that, insofar as such opinion involves factual matters, it has relied upon certificates of officers of the Company and such other persons as it shall deem appropriate. Such opinion shall also be to the effect that (i) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and (ii) based on the foregoing and such matters as such counsel shall describe therein, no facts have come to the attention of such counsel that lead it to believe that the Registration Statement (except in each case for the financial statements, the notes thereto, the financial schedules and the financial, accounting and statistical data and information derived therefrom, as to which such counsel need express no opinion) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that (other than as set forth in clause (viii and xiv) above) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

          (e) The Representatives shall have received from Iandiorio & Teska, intellectual property counsel for the Company, such opinion, dated such Delivery Date, with respect to the matters set forth in EXHIBIT A hereto.

          (f) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, such opinion, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) Counsel to each of the Selling Stockholders shall have furnished to the Representatives its written opinion, as counsel to such Selling Stockholder, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as EXHIBIT B.

          (h) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and the rules and regulations of the Public Company Accounting Oversight Board (United States) and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Rules and Regulations and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (i) With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTER"), PricewaterhouseCoopers LLP shall have delivered to the Representatives a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and the rules and regulations of the Public Company Accounting Oversight Board (United States) and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Rules and Regulations, (ii) stating, as of the date of the Bring-down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the Bring-down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Letter and
(iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (j) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed on behalf of the Company by its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating severally that:

                  (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(l) have been fulfilled;

                  (ii) The signatory has carefully examined the Registration Statement and the Prospectus and, in his opinion (A) the Registration Statement and any amendment thereto did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any amendment or supplement thereto did not, as of the applicable filing date, and does not, as of the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth; and

                  (iii) To the knowledge of the signatory, the issuance and sale of the Shares by the Company hereunder has not been enjoined (temporarily or permanently) by any court or governmental body or agency.

          (k) Each Selling Stockholder (or one or more attorneys in fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Stockholder (or one or more attorneys in fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of such Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to such Delivery Date.

          (l) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) or there shall have occurred any other calamity or crisis, including without limitation as a result of terrorist activities after the date hereof, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (n) The Nasdaq Stock Market, Inc. shall have approved the Shares for listing on the Nasdaq National Market, subject only to official notice of issuance.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     SECTION 10.  INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("MARKETING MATERIALS"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED, HOWEVER, that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by any Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f); AND PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus or any Marketing Materials if (x) the Company shall have furnished copies of the Prospectus to the several Underwriters in the requisite quantity and sufficiently in advance of confirmation of sale to permit proper delivery of the Prospectus to such person at or prior to the confirmation of sale, and the person alleging such loss, claim, damage, liability or action purchased Shares from the Underwriters but was not sent or did not receive a copy of the Prospectus (as then amended or supplemented); (y) such misstatement or omission or alleged misstatement or omission was cured in the Prospectus; and
(z) the timely delivery of the Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities and judgments asserted by such person. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any director, officer, employee, agent or controlling person of that Underwriter.

          (b) Each Selling Stockholder, severally and not jointly, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Selling Stockholder furnished to the Company by such Selling Stockholder specifically for inclusion therein, and shall reimburse each Underwriter, its directors, officers, employees and agents and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers, employees, agents or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the aggregate liability of any Selling Stockholder to the Underwriters and their directors, officers, employees, agents and controlling persons shall not exceed the aggregate purchase price, less underwriting discounts and commissions, received by such Selling Stockholder from the sale of Shares by it under this Agreement; PROVIDED, FURTHER, that such Selling Stockholder shall not be liable to any Underwriter or any of its directors, officers, employees, agents or controlling persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus or any Marketing Materials if (x) the Company shall have furnished copies of the Prospectus to the several Underwriters in the requisite quantity and sufficiently in advance of confirmation of sale to permit proper delivery of the Prospectus to such person at or prior to the confirmation of sale, and the person alleging such loss, claim, damage, liability or action purchased Shares from the Underwriters but was not sent or did not receive a copy of the Prospectus (as then amended or supplemented); (y) such misstatement or omission or alleged misstatement or omission was cured in the Prospectus; and (z) the timely delivery of the Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities and judgments asserted by such person; AND PROVIDED, FURTHER, that such Selling Stockholder shall not be liable to any Underwriter or any of its directors, officers, employees, agents or controlling persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in
Section 10(f). The foregoing indemnity agreement is in addition to any liability that the Selling Stockholders may otherwise have to any Underwriter or any director, officer, employee, agent or controlling person of that Underwriter.

          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who have signed the Registration Statement, each of its directors, each Selling Stockholder, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of
Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f), and shall reimburse the Company and any such director, officer, Selling Stockholder or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, Selling Stockholder, employee or controlling person.

          (d)     Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and any other indemnified party and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party or parties under this Section 10 if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and any other indemnified party (including their respective directors, officers, employees, agents and controlling persons) to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment (subject, in the case of judgments, to the term, conditions and limitations of this Section 10).

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the aggregate purchase price, less underwriting discounts and commissions, received by such Selling Stockholder from the sale of Shares exceeds the amount of any damages which such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations to contribute as provided in this Section 10(e) are several in proportion to the number of Shares to be sold by each of them hereunder and not joint.

          (f) The Underwriters severally confirm and the Company and the Selling Stockholders acknowledge that (i) the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of the Prospectus, and (ii) the second paragraph in the subsection entitled "Commissions and Expenses," the third sentence in the subsection entitled "Offering Price Determination," the first, second and fourth paragraphs under the subsection entitled "Stabilization, Short Positions and Penalty Bids" (except as it relates to statements or actions of the Company), the subsection entitled "Electronic Distribution" (except as it relates to statements or actions of the Company), and the subsection entitled "Discretionary Sales," in each case under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

     SECTION 11.  DEFAULTING UNDERWRITERS.

If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in SCHEDULE 1 hereto bears to the total number of shares of the Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in SCHEDULE 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company, the Selling Stockholders and the Underwriters will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "UNDERWRITER" includes (along with the parties mentioned in SCHEDULE 1), for all purposes of this Agreement unless the context requires otherwise, any party not listed in
SCHEDULE 1 hereto who, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes in the opinion of counsel for the Company or counsel for the Underwriters that may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     SECTION 12. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(l) or 9(m), shall have occurred such that the conditions set forth in such Sections shall not be satisfied, or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

     SECTION 13. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company or any Selling Stockholder shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or such Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or such Selling Stockholder (including, without limitation, with respect to the Transactions) is not fulfilled, the Company or such Selling Stockholder, as the case may be, will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand after the provision by the Representatives of reasonable documentation thereof, the Company or such Selling Stockholder, as the case may be, shall pay the full amount thereof to the Representatives, provided that if both the Company and such Selling Stockholder shall have failed to tender the Shares for delivery, such payment shall be made pro rata based upon the number of Shares to be sold by such party. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

     SECTION 14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission (with confirmation of transmission) to Lehman Brothers Inc., 745 Seventh Avenue, 19th Floor, New York, New York 10019,
Attention: Syndicate Registration (Fax: (646) 497-4815), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022 (Fax: (212) 520-0421), and with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, 94304, Attention: Matthew W. Sonsini (Fax: (650) 493-6811);

          (b) if to the Company, shall be delivered or sent by mail or facsimile transmission (with confirmation of transmission) to the address of the Company set forth in the Registration Statement, Attention: President and Chief Executive Officer (Fax: (978) 250-3373), with a copy to Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, Attention Robert W. Sweet, Jr. (Fax: (617) 832-7000);

          (c) if to any Selling Stockholder, shall be delivered or sent by mail or facsimile transmission (with confirmation of transmission) to such Selling Stockholder at the address set forth on SCHEDULE 2 hereto;

          (d) provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters or the Representatives by Lehman Brothers Inc.

          (e) The Underwriters, the Company and any Selling Stockholder may change the address for delivery of notice (including telex and facsimile numbers) by giving notice thereof to the other parties.

     SECTION 15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors, heirs, executors, administrators and legal representatives. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of directors, officers, employees, agents of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, the Selling Stockholders and any person controlling the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 16. NO FIDUCIARY DUTY. Notwithstanding any preexisting relationship , advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, the Company and the Selling Stockholders acknowledge and agree that in connection with the offering: (a) there exists no fiduciary or agency relationship between the Company or Selling Stockholders, on the one hand, and the Underwriters, on the other; (b) the relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations, and the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Stockholders; (c) notwithstanding anything in this Agreement to the contrary, the Company and the Selling Stockholders acknowledge that the Underwriters may have financial interests in connection with the offering in addition to the difference between the price to the public and the purchase price paid to the Company and the Selling Stockholders, respectively, by the Underwriters for the shares, and the Underwriters have no obligation to disclose, or account to the Company or the Selling Stockholders for, any of such additional financial interests. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty in connection with the Transactions.

     SECTION 17. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     SECTION 18.  DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY".
For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the Rules and Regulations.

     SECTION 19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

     SECTION 20. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     SECTION 21. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,


                                   HITTITE MICROWAVE CORPORATION


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   THE SELLING STOCKHOLDERS LISTED IN SCHEDULE 2 TO THE AGREEMENT


                                   By:
                                      ------------------------------------------
                                       Attorney-in-Fact


Accepted:

LEHMAN BROTHERS INC.
NEEDHAM & COMPANY, LLC
PIPER JAFFRAY & CO.
THOMAS WEISEL PARTNERS LLC

For themselves and as Representatives
of the several Underwriters listed
in Schedule 1 hereto

By: LEHMAN BROTHERS INC.

By:
    -----------------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

                                   SCHEDULE 1

                                                         NUMBER OF SHARES OF
                                                           FIRM SHARES TO BE
UNDERWRITER                                                        PURCHASED
----------------------------------------------------------------------------
Lehman Brothers Inc.                                               1,935,000
Needham & Company, LLC                                               788,334
Piper Jaffray & Co.                                                  788,333
Thomas Weisel Partners LLC                                           788,333
Chatsworth Securities LLC                                             50,000
National Financial Markets Group, a Division
   of National Financial Services LLC                                 50,000
Oppenheimer & Co. Inc.                                                50,000
Raymond James & Associates, Inc.                                      50,000
                                       TOTAL                       4,500,000

                                   SCHEDULE 2

     NAME OF SELLING
STOCKHOLDER AND ADDRESS(1)                      FIRM SHARES TO BE SOLD
----------------------------------------------------------------------
Summit Ventures V, L.P.                                  543,863
222 Berkeley Street, 18th Floor
Boston, Massachusetts, 02116

Summit V Companion Fund, L.P.                            187,369
222 Berkeley Street, 18th Floor
Boston, Massachusetts, 02116

Summit V Advisors                                         41,903
Fund (QP), L.P.
222 Berkeley Street, 18th Floor
Boston, Massachusetts, 02116

Summit V Advisors Fund, L.P.                              12,805
222 Berkeley Street, 18th Floor
Boston, Massachusetts, 02116

Summit Investors III, L.P.                                14,060
222 Berkeley Street, 18th Floor
Boston, Massachusetts, 02116

Dr. S. Francis Paik                                      277,778
16 Minebrook Road
Lincoln, MA 01773

George F. Paik Irrevocable Trust                         222,222
15 Overlook Drive
Newtown, CT 06470

Richard A. Paik Irrevocable Trust                        277,778
13 Commonwealth Avenue
Swampscott, MA 01907

Carol A. Paik Irrevocable Trust                          222,222
670 West End Avenue
New York, NY 10025

                            TOTAL                      1,800,000

(1). Each Selling Stockholder has appointed Stephen G. Daly and William W. Boecke, and each of them, as Attorneys-in-Fact for such Selling Stockholder.

                                    EXHIBIT A

 Form of Opinion of Iandiorio & Teska, Intellectual Property Counsel for Company

                                                  , 2005

LEHMAN BROTHERS INC.
NEEDHAM & COMPANY, LLC
PIPER JAFFRAY & CO.
THOMAS WEISEL PARTNERS LLC
     As Representatives of the several
     Underwriters
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019


              Re: Intellectual Property of Hittite Microwave Corp.
                  Our reference No.: HIT-100J

Ladies and Gentlemen:

           We have been retained by Hittite Microwave Corp. (the "Company") with respect to its intellectual property matters, including its patent matters. We have been asked by the Company to provide an opinion concerning its patents.

           The status of the Company's patents and patent applications, as of April 20, 2005, is shown in Exhibit A attached hereto. As indicated therein, the Company has 9 issued U.S. patents, 1 pending U.S. patent applications, 2 issued foreign patents and 0 pending foreign patent applications.

           Exhibit A to this opinion is a list of the Company's patents and pending patent applications (the "Patent Rights") which, to the best of our knowledge, are owned by the Company. To the best of our knowledge either (a) an assignment from the inventor(s) to the Company has been recorded in the United States Patent and Trademark Office or in other applicable foreign jurisdictions, or (b) the inventor(s) are under obligation of assignment to the Company, and an assignment will be recorded in the United States Patent and Trademark Office or in other applicable foreign jurisdictions. To the best of our knowledge, there are no claims to any ownership interests or liens on any of the Patent Rights by any party other than the Company. To the best of our knowledge, the Company has not licensed the rights to use any of its patents.

           We are unaware of any facts that would lead us to believe that: (a) any of the patents, which are listed in Exhibit A of this opinion, are invalid,
(b) any patent that may be issued in respect of a patent application, which is listed in Exhibit A of this opinion, would be invalid, or

(c) any material defects of form exist in the preparation or filing of any of the patents and patent applications which are listed in Exhibit A of this opinion.

           To the best of our knowledge, for each of the U.S. patent applications filed and prosecuted by us reflected in Exhibit A, we have disclosed or intend to disclose to the United States Patent and Trademark Office all information known to us and believed by us to be material to patentability as required under 37 C.F.R. Section 1.56.

           To the best of our knowledge, there are no pending or threatened legal or governmental proceedings relating to the patents and pending patent applications reflected in Exhibit A, other than the proceedings before the United States Patent and Trademark Office and foreign patent offices that are carried out during the course of prosecution.

           Other than any other actions, suits, proceedings or claims that have been resolved or are immaterial, to the best of our knowledge the Company has not received any claim of infringement of any patents held by others, and to our knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing a patent.

           In addition, other than any actions, suits, proceedings or claims that have been resolved, nothing has come to our attention that has led us to believe that any patents of others are infringed by the present or future business of the Company as described in the Prospectus under the caption "Business." We have read the portions of the Prospectus under the captions "Risk Factors - Claims that we are infringing third-party intellectual property rights may result in costly and lengthy litigation that could harm our business", "Risk Factors -We use a number of specialized technologies, some of which are patented, to design, develop and manufacture our products. Infringement of our intellectual property rights could hurt our competitive position, harm our reputation and adversely affect our results of operations," "Business - Intellectual Property" and "Business -Litigation." We have considered the statements contained therein, although we have not independently verified the accuracy, completeness and fairness of such statements. Based upon and subject to the foregoing, nothing has come to our attention, as of the date of the Prospectus and the date hereof, that leads us to believe that the Patent Information contains an untrue statement of a material fact or omits to state a material fact in light of the circumstances in which they are made. As of the date of the Prospectus and the date hereof, we have no reason to believe that the Patent Information is not in all material respects a fair and accurate summary of the legal matters, documents and proceedings relating thereto, insofar as such statements constitute a summary of the Company's patents and applications and legal proceedings related thereto.

           As used in this letter, "to the best of our knowledge" means this firm's current knowledge, based upon information received from the Company, as a consequence of our representation of the Company, and upon the patent applications filed and prosecuted by us on behalf of the Company. With respect to ownership of the United States patents, our opinion is based upon our "knowledge" and upon our review of the United States Patent and Trademark Office assignee records.

           The statements in this letter with respect to patent infringement and validity should be understood to involve a complex area of law where reasonable minds, including those of judges or juries, differ. It should be understood that the opinion set forth above is as of the date hereof and is not intended as a guarantee of any particular result or decision.

           We assume no obligation to advise you of any changes to the foregoing subsequent to the delivery of this letter. Please also note that this opinion is provided to you only for the specific purpose of assisting you in your confidential evaluation of the Company. This opinion is not provided for any other purpose, and you should not provide this opinion or disclose its contents to any third party without obtaining our prior approval.

                                                    Very truly yours,

                                    EXHIBIT B

               Form of Opinion of Counsel for Selling Stockholders

     (i) Each Selling Stockholder has record ownership of the number of shares of Common Stock or Series A Preferred Stock set forth opposite the name of such Selling Stockholder on EXHIBIT A hereto, which shares are represented by the certificates identified on EXHIBIT A hereto. To our knowledge, each Selling Stockholder has full power and authority to sell, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement. Assuming that the Underwriters do not have notice of any adverse claim (within the meaning of Sections 8-102(a)(1) and 8-105 of the New York Uniform Commercial Code) to the Shares to be sold by such Selling Stockholder, upon delivery to the Underwriters of the certificates for such Shares by or on behalf of such Selling Stockholder duly indorsed in blank or accompanied by duly executed stock powers in favor of the Underwriters and all applicable stock transfer stamps against payment therefor as provided in the Underwriting Agreement, the Underwriters will acquire such Shares free of any adverse claim (within the meaning of Section 8-102(a)(1) of the New York Uniform Commercial
Code);

     (ii) Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, the rules of the Nasdaq Stock Market, Inc. and the rules of the NASD, to the knowledge of such counsel, no consent, approval, authorization or order of, or filing with, any federal or Massachusetts court or governmental agency or body is required for the consummation by each Selling Stockholder of the transactions contemplated by the Underwriting Agreement, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications as have been obtained or made;

     (iii) The execution, delivery and performance by each Selling Stockholder of the Underwriting Agreement and the consummation by each Selling Stockholder of the transactions contemplated thereby will not result in a violation of the charter or by-laws of such Selling Stockholder, if applicable, or any material violation of any statute, order, rule or regulation known to such counsel of any federal or Massachusetts court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties;

     (iv) Each of the Power of Attorney and the Custody Agreement of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitutes a valid and legally binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

     (v) The Underwriting Agreement has been duly authorized by each Selling Stockholder (other than any Selling Stockholder that is an individual) and has been duly executed and delivered by the Attorneys on behalf of each Selling Stockholder.